Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

Dated as of March 18, 2016

This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is by and among JOHN BEAN TECHNOLOGIES CORPORATION, a Delaware corporation (the “Company”), JOHN BEAN TECHNOLOGIES B.V. (the “Dutch Borrower” and, collectively with the Company, the “Borrowers”), the Lenders party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS

WHEREAS, the Borrowers, the lenders party thereto (the “Lenders”) and the Administrative Agent entered into that certain Credit Agreement dated as of February 10, 2015 (as amended by the First Amendment dated as of September 15, 2015, as amended hereby and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders agree to (i) increase the Commitments by an aggregate principal amount of $150,000,000 pursuant to Section 2.20 of the Credit Agreement (the “Revolver Increase”) and (ii) amend the Credit Agreement as specifically set forth herein and, subject to the terms of this Amendment, the Administrative Agent and the Lenders party hereto have agreed to grant such requests.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.Capitalized Terms. All capitalized terms not otherwise defined in this Amendment (including without limitation in the introductory paragraph and the Preliminary Statements hereto) shall have the meanings as specified in the Credit Agreement.

Section 2.Increase in Commitments.

(a)In connection with this Amendment, the Increasing Lenders have agreed to increase their respective Commitments to the applicable amount set forth in Annex A hereto. For purposes of Section 2.20 of the Credit Agreement, this Amendment shall constitute an Increasing Lender Supplement in the form of Exhibit B to the Credit Agreement.

(b)On the Effective Date (as defined below), (i) each relevant Increasing Lender shall make available to the Administrative Agent such amounts in immediately available funds as the Administrative Agent shall determine, for the benefit of the other Lenders, as being required in order to cause, after giving effect to the Revolver Increase and the use of such amounts to make payments to such other Lenders, each Lender’s portion of the outstanding Revolving Loans of all the Lenders to equal its Applicable Percentage of such outstanding Revolving Loans, and (ii) the Administrative Agent shall reallocate the outstanding Revolving Loans and Applicable Percentages of Swingline Loans and LC Exposure among the Lenders in accordance with their revised Applicable Percentages.

Section 3.Amendments to Credit Agreement. Subject to and in accordance with the terms and conditions set forth herein, the Administrative Agent and the Lenders party hereto hereby agree to amend the Credit Agreement as follows:

(a)To amend Section 1.01 to add the following defined terms in appropriate alphabetical order:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Second Amendment Effective Date” means March 18, 2016.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.”

(b)To amend the defined term “Aggregate Commitment” by replacing the last sentence thereof in its entirety with the following:

“As of the Second Amendment Effective Date, the Aggregate Commitment is $600,000,000.”

(c)To amend the defined term “Defaulting Lender” by replacing clause (d) thereof in its entirety with the following:

“(d) has become the subject of a Bankruptcy Event or a Bail-In Action.”

(d)To amend the defined term “Issuing Bank” by replacing the proviso in the first sentence thereof in its entirety with the following:

“provided that the maximum amount available to be drawn under Letters of Credit Issued and outstanding by (i) JPMorgan Chase Bank, N.A. shall not exceed $12,500,000, (ii) Citibank, N.A. shall not exceed $50,000,000, (iii) U.S. Bank National Association shall not exceed $10,000,000 and (iv) Wells Fargo and any other Lender that becomes an Issuing Bank pursuant to the foregoing clause (e) shall not exceed $20,000,000”

(e)To amend Section 2.20 by replacing the first sentence thereof in its entirety with the following:

“The Company may from time to time elect to increase the Commitments or enter into one or more tranches of term loans (each an “Incremental Term Loan”), in each case in a minimum amount of $20,000,000 and in integral multiples of $5,000,000 in excess thereof so long as, after giving effect thereto, the aggregate amount of such increases and all such Incremental Term Loans, in each case incurred after the Second Amendment Effective Date, does not exceed $250,000,000; provided that no more than $150,000,000 of such amount may be used to further increase the Commitments.”

(f)To amend Section 5.01(e) to (i) replace the reference therein to “month” with “quarter” and (ii) delete the reference to “and consolidating” from the parenthetical therein.

(g)To amend Section 6.04 by updating the lettering of existing clauses (a) through (j) as follows:

“(a)    Permitted Investments;

(b)    Permitted Acquisitions (including any intercompany investments, loans and advances used to consummate Permitted Acquisitions);

(c) (i) investments by the Company and its Subsidiaries existing on the date hereof in the capital stock of its Subsidiaries and (ii) investments, loans and advances by the Company or any Subsidiary in and to any Subsidiary to the extent existing on the date hereof and set forth in Schedule 6.04, and in each case under this clause (c), extensions, renewals and replacements thereof that do not increase the outstanding amount thereof;

(d)    investments, loans or advances made by the Company in or to any Subsidiary and made by any Subsidiary in or to the Company or any other Subsidiary (provided that not more than an aggregate amount of $60,000,000 in investments, loans or advances or capital contributions (exclusive of those permitted elsewhere in this Section 6.04) may be outstanding, at any time, by Loan Parties to Subsidiaries which are not Loan Parties);

(e)    Indebtedness permitted by Section 6.01 and Guarantees constituting Indebtedness permitted by Section 6.01;

(f)    investments in securities of account debtors received pursuant to settlements thereof in the ordinary course of business or pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of such account debtors;

(g)    loans and investments that could otherwise be made as a permitted Restricted Payment under Section 6.07;

(h)    investments solely to the extent such investments reflect an accretive increase in the value of the original amount of such investments;

(i) (A) travel and moving advances given to employees and directors in the ordinary course of business and (B) other emergency or special circumstance advances given to employees not to exceed in the case of (A) and (B) taken together $5,000,000 in the aggregate outstanding at any time;

(j)    the non-cash portion of consideration received in connection with dispositions permitted under Section 6.03;

(k)    investments, loans and advances in Captive Finance Subsidiaries in an aggregate amount not to exceed $25,000,000 at any time outstanding; and

(l)    any other investment, loan or advance (other than acquisitions) so long as the aggregate outstanding amount of all such investments, loans and advances does not exceed, when taken together with Restricted Payments made pursuant to Section 6.07(h), seven-and-one-half percent (7.5%) of Consolidated Total Tangible Assets (calculated as of the end of the immediately preceding fiscal quarter of the Company for which the Company’s financial statements were most recently delivered pursuant to Section 5.01(a) or Section 5.01(b) or, if prior to the date of the delivery of the first financial statements to be delivered pursuant to Section 5.01(a) or Section 5.01(b), the most recent financial statements referred to in Section 3.04(a)) at any time outstanding.”

(h)To amend Section 6.07 by changing the reference in clause (h) thereof from “Section 6.04(j)” to “Section 6.04(l)”.

(i)To add a new Section 9.18 at the end of Article IX as follows:

“SECTION 9.18 Acknowledgment and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)the effects of any Bail-in Action on any such liability, including, if applicable:

(i)a reduction in full or in part or cancellation of any such liability;

(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

(j)To amend Schedule 1.01 (Commitments) in its entirety as set forth on Annex A hereto.

(k)To amend Exhibit E (Form of Compliance Certificate) by replacing the references to “6.04(j)” set forth in paragraph 6 thereof and in lines D and D(1) of Schedule 2 thereto with “6.04(l)”.

Section 4.Conditions of Effectiveness. The effectiveness of the increase in the Commitments in Section 2 and the amendments in Section 3 shall be subject to the satisfaction of each of the following conditions precedent (such date of effectiveness, the “Effective Date”):

(a)the Administrative Agent shall have received the following, each in form and substance reasonably satisfactory to the Administrative Agent:

(i)counterparts of this Amendment executed by each Borrower, each other Loan Party, the Administrative Agent, the Required Lenders and each Increasing Lender;

(ii)a promissory note executed by the Company in favor of each Increasing Lender that has requested a promissory note at least two (2) Business Days in advance of the Effective Date;

(iii)a certificate of the Company and each Subsidiary Guarantor that is a Domestic Subsidiary certifying that attached thereto is a true, correct and complete copy of resolutions duly adopted by the board of directors (or other governing body) of such Person authorizing and approving the transactions contemplated hereunder and the execution, delivery and performance of this Amendment;

(iv)a certificate executed by a Financial Officer of the Company that the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement have been satisfied on such date;

(b)the representations and warranties of the Loan Parties contained in Section 5 shall be true and correct;

(c)all fees of the Lead Arrangers and the Increasing Lenders as set forth in those separate letter agreements dated as of February 26, 2016, shall have been paid by the Company; and

(d)all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent as of the date hereof in connection with the preparation, negotiation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees, charges and disbursements of legal counsel for the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment) shall have been paid by the Company.

Section 5.Representations and Warranties of the Loan Parties. Each Loan Party represents and warrants as follows:

(a)The execution, delivery and performance by such Loan Party of its obligations in connection with this Amendment are within its corporate (or other organizational) powers, have been duly authorized by all necessary corporate (or other organizational) action and do not and will not (i) violate any provision of its articles or certificate of incorporation or bylaws or similar organizing or governing documents of such Loan Party, (ii) contravene any applicable law which is applicable to such Loan Party or (iii) conflict with, result in a breach of or constitute (with notice, lapse of time or both) a default under any material indenture or instrument or other material agreement to which such Loan Party is a party, by which it or any of its properties is bound or to which it is subject, except, in the case of clauses (ii) and (iii) above, to the extent such contraventions, conflicts, breaches or defaults could not reasonably be expected to have a Material Adverse Effect.

(b)Such Loan Party has taken all necessary corporate (or other organizational) action to execute, deliver and perform this Amendment and has validly executed and delivered this Amendment. This Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c)No material consent, approval, authorization or other action by, notice to, or registration or filing with, any Governmental Authority or other Person is or will be required as a condition to or otherwise in connection with the due execution, delivery and performance by such Loan Party of this Amendment, except such as have been obtained or made and are in full force and effect.

(d)After giving effect to this Amendment, the representations and warranties contained in each of the Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date (other than any such representations or warranties that, by their terms, refer to a specific date, in which case as of such specific date).

(e)No Default or Event of Default shall exist after giving effect to this Amendment.

(f)Neither the Dutch Borrower nor any Subsidiary Guarantor that is a Foreign Subsidiary is an EEA Financial Institution.

Section 6.Reference to and Effect on the Loan Documents. On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment and this Amendment shall constitute a Loan Document.

(a)The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(b)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any other provision of any of the Loan Documents.

Section 7.Reaffirmations. Each Loan Party (a) consents to this Amendment and agrees that the transactions contemplated by this Amendment shall not limit or diminish the obligations of such Person, or release such Person from any obligations, under any of the Loan Documents to which it is a party, (b) confirms and reaffirms its obligations under each of the Loan Documents to which it is a party and (c) agrees that each of the Loan Documents to which it is a party remain in full force and effect and are hereby ratified and confirmed.

Section 8.Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 9.Governing Law. This Amendment and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York.

Section 10.Entire Agreement. This Amendment and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent, the Issuing Bank, the Swingline Lender and/or the Lead Arrangers, constitute the entire agreement among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWERS:

JOHN BEAN TECHNOLOGIES CORPORATION, as Company

By: ______________________
Name: Thomas W. Giacomini
Title: Chief Executive Officer

By: ______________________
Name: Brian A. Deck
Title: Chief Financial Officer

JOHN BEAN TECHNOLOGIES B.V., as Dutch Borrower

By: ______________________
Name: Gregory A. Packard
Title: Director

SUBSIDIARY GUARANTORS:

JBT ICS SOLUTIONS U.S. INC., as Subsidiary Guarantor

By: ______________________
Name: Gregory A. Packard
Title: Treasurer

JBT HOLDINGS, L.L.C., as Subsidiary Guarantor

By: John Bean Technologies Corporation, as its sole member

By: ______________________
Name: Thomas W. Giacomini
Title: Chief Executive Officer

By: ______________________
Name: Brian A. Deck
Title: Chief Financial Officer

John Bean Technologies Corporation
Second Amendment to Credit Agreement
Signature Page

JBT FOOD & DAIRY SYSTEMS INC.,
as Subsidiary Guarantor

By: /s/ Gregory A. Packard
Name: Gregory A. Packard
Title: Treasurer

A & B PROCESS SYSTEMS CORP.,
as Subsidiary Guarantor

By: /s/ Gregory A. Packard
Name: Gregory A. Packard
Title: Treasurer

JOHN BEAN TECHNOLOGIES SPAIN HOLDING BV, as Subsidiary Guarantor

By: /s/ Gregory A. Packard
Name: Gregory A. Packard
Title: Director

JOHN BEAN TECHNOLOGIES SOUTH AFRICA HOLDING BV, as Subsidiary Guarantor

By: /s/ Gregory A. Packard
Name: Gregory A. Packard
Title: Director

JOHN BEAN TECHNOLOGIES LTD.,
as Subsidiary Guarantor

By: /s/ Gregory A. Packard
Name: Gregory A. Packard
Title: Director

JOHN BEAN TECHNOLOGIES NV,
as Subsidiary Guarantor

By: /s/ Gregory A. Packard
Name: Gregory A. Packard
Title: Director

John Bean Technologies Corporation
Second Amendment to Credit Agreement
Signature Page

ADMINISTRATIVE AGENT AND LENDERS:

By: /s/ Nick Kepler
Name: Nick Kepler
Title: Director

John Bean Technologies Corporation
Second Amendment to Credit Agreement
Signature Page

BANK OF AMERICA, N.A., as Lender

By: [signature]

Name: Brian McDonald

Title: Senior Vice President

John Bean Technologies Corporation
Second Amendment to Credit Agreement
Signature Page

JPMORGAN CHASE BANK, N.A., as Lender

By: ______________________________

Name: Helen D. Davis

Title: Executive Director

John Bean Technologies Corporation
Second Amendment to Credit Agreement
Signature Page

PNC BANK, NATIONAL ASSOCATION, as Lender

By: [signature]
Name: Patrick Flaherty
Title: Managing Director

John Bean Technologies Corporation
Second Amendment to Credit Agreement
Signature Page

U.S. BANK NATIONAL ASSOCIATION, as Lender

By: [signature]
Name: Kathleen D. Schurr
Title: Vice President

John Bean Technologies Corporation
Second Amendment to Credit Agreement
Signature Page

BMO HARRIS BANK, N.A., as Lender

By: ______________________________
Name: Thomas Hasenauer
Title: Director

John Bean Technologies Corporation
Second Amendment to Credit Agreement
Signature Page

CITIBANK, N.A., as Lender

By: Susan H. Kaminski

Name: Susan H. Kaminski

Title: SVP

John Bean Technologies Corporation
Second Amendment to Credit Agreement
Signature Page

HSBC BANK USA, NATIONAL ASSOCATION, as Lender

By: Andrew M. Horn
Name: Andrew M. Horn
Title: Senior Vice President

RESTRICTED - John Bean Technologies Corporation
Second Amendment to Credit Agreement
Signature Page

MUFG UNION BANK, N.A., as Lender

By: ______________________

Name: Victor Pierzchalski

Title: Authorized Signatory

John Bean Technologies Corporation
Second Amendment to Credit Agreement
Signature Page

THE NORTHERN TRUST COMPANY, as Lender

By: /s/ Lisa DeCristofaro

Name: Lisa DeCristofaro

Title: SVP

John Bean Technologies Corporation
Second Amendment to Credit Agreement
Signature Page

COOPERATIEVE RABOBANK U.A., NEW YORK BRANCH (formerly known as COÖPERATIEVE CENTRALE RAIFFESEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND" NEW YORK BRANCH), as Lender

By: ______________________
Name: Erin Thomas-Walker
Title: Vice President

By: ______________________
Name: Peter Duncan
Title: Managing Director

John Bean Technologies Corporation
Second Amendment to Credit Agreement
Signature Page

ANNEX A

SCHEDULE 2.01

COMMITMENTS
(as of the Second Amendment Effective Date)

LENDER	COMMITMENT

Wells Fargo Bank, National Association	$74,000,000.00

Bank of America, N.A.	$74,000,000.00

JPMorgan Chase Bank, N.A.	$74,000,000.00

PNC Bank, National Association	$61,500,000.00

U.S. Bank National Association	$61,500,000.00

BMO Harris Bank, N.A.	$51,000,000.00

Citibank, N.A.	$40,000,000.00

MUFG Union Bank, N.A.	$40,000,000.00

The Northern Trust Company	$34,000,000.00

HSBC Bank USA, National Association	$30,000,000.00

Cooperatieve Rabobank U.A., New York Branch	$30,000,000.00

The Royal Bank of Canada	$30,000,000.00

Aggregate Commitment	$600,000,000.00